Exhibit 10.32

Execution Version

AMENDMENT TO AMENDMENT NO. 5 TO LOAN AGREEMENT

This Amendment to Amendment No. 5 (as defined below), dated as of February 12, 2021 (this “Amendment”), is made by and between SoftBank Group Capital Limited (formerly known as SoftBank Group International Limited), a company organized under the laws of England and Wales (the “Lender”), and Airspan Networks Inc., a Delaware corporation (the “Borrower”).

RECITALS

WHEREAS, the Lender and the Borrower have entered into that certain Term Loan Agreement, dated as of February 9, 2016, as amended by that certain Amendment No. 1 to Loan Agreement dated as of July 12, 2016, as further amended by that certain Amendment No. 2 to Loan Agreement dated as of July 3, 2017, as further amended by that certain Amendment No. 3 to Loan Agreement dated as of May 23, 2019, as further amended by that certain Amendment No. 4 to Loan Agreement dated as of March 30, 2020, and as further amended by that certain Amendment No. 5 to Loan Agreement dated as of December 30, 2020 (the “Amendment No. 5”) (as so amended, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), providing for a loan in an aggregate original principal amount equal to US$30,000,000 from the Lender to the Borrower.

WHEREAS, the parties hereto desire to amend Amendment No. 5 on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1. Definitions. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

Section 2. Amendment. Section 4 of Amendment No. 5 is hereby amended by deleting the reference to “forty five (45) days” in the fourth line thereof and replacing it with “sixty (60) days”.

Section 3. Representations and Warranties; Reaffirmation.

(a)	The Borrower hereby represents and warrants to the Lender as follows:

(1) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding agreement of the Borrower, enforceable in accordance with its terms (subject, as to enforcement, to (x) the effect of applicable bankruptcy, insolvency, examinership or similar laws affecting the enforcement or creditors’ rights and (y) general principles of equity). The execution, delivery and performance by the Borrower of this Amendment is within the Borrower’s powers.

(2) The execution, delivery and performance by the Borrower of this Agreement do not (i) conflict with any of the Borrower’s organizational, constitutional or constituent documents; (ii) contravene, conflict with, constitute a default under or violate any Law; (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Government Agency by which the Borrower or any of its property or assets may be bound or affected; (iv) require any action by, filing, registration, or qualification with, or permit from, any Government Agency; or (v) constitute a default under or conflict with any material agreement to which the Borrower is bound.

(3) No Event of Default under the Loan Agreement has occurred and is continuing or will result after giving effect to this Amendment.

(b) The Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Agreement and agrees that the Loan Agreement remains in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, the Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

Section 4. CHOICE OF LAW AND JURY TRIAL WAIVER

(a) THIS AMENDMENT AND THE RIGHTS, REMEDIES AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES AND ALL OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS.

(b) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, AND THE LENDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AMENDMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

Section 5. Miscellaneous.

(a) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(b) Integration. This Amendment and the Loan Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations among the parties about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.

(c) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(d) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

[signatures to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDER:

SOFTBANK GROUP CAPITAL LIMITED

By:	/s/ Michel Combes
Name:	Michel Combes
Title:	Director

Signature Page to Amendment to Amendment No. 5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:

AIRSPAN NETWORKS INC.

By:	/s/ David Brant
Name:	David Brant
Title:	CFO

Signature Page to Amendment to Amendment No. 5